UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 16, 2017, (i) CenterPoint Energy, Inc. (“CenterPoint”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a First Amendment to Amended and Restated Credit Agreement (the “CenterPoint Amendment”), amending CenterPoint’s Amended and Restated Credit Agreement dated as of March 3, 2016 (the “CenterPoint Credit Agreement), (ii) CenterPoint’s wholly-owned subsidiary, CenterPoint Energy Houston Electric, LLC (“Houston Electric”), Mizuho Bank, Ltd., as administrative agent, and the banks party thereto entered into a First Amendment to Credit Agreement (the “Houston Electric Amendment”), amending Houston Electric’s Credit Agreement dated as of March 3, 2016 (the “Houston Electric Credit Agreement”) and (iii) CenterPoint’s wholly-owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”), Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto entered into a First Amendment to Credit Agreement (the “CERC Amendment” and, together with the CenterPoint Amendment and the Houston Electric Amendment, the “Amendments”), amending CERC’s Credit Agreement dated as of March 3, 2016 (the “CERC Credit Agreement” and together with the CenterPoint Credit Agreement and the Houston Electric Credit Agreement, the “Credit Agreements”).

The CenterPoint Amendment and CERC Amendment increase the aggregate commitments under the CenterPoint Credit Agreement and CERC Credit Agreement from $1.6 billion to $1.7 billion and $600 million to $900 million, respectively. No changes were made to the aggregate commitments under the Houston Electric Credit Agreement. In addition, the Amendments extend the maturity date of the commitments from March 3, 2021 to March 3, 2022 and terminate the swingline loan subfacility under each Credit Agreement.

The Amendments are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendments.

Item 9.01.	Financial Statements and Exhibits.

The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	First Amendment to Amended and Restated Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy Houston Electric, LLC, Mizuho, Ltd., as administrative agent, and the banks party thereto.

4.3	First Amendment to Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy Resources Corp., Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: June 19, 2017	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: June 19, 2017	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: June 19, 2017	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and
Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	First Amendment to Amended and Restated Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy Houston Electric, LLC, Mizuho, Ltd., as administrative agent, and the banks party thereto.

4.3	First Amendment to Credit Agreement, dated June 16, 2017 by and among CenterPoint Energy Resources Corp., Wells Fargo Bank, National Association, as administrative agent, and the banks party thereto.